Exhibit 10.2





















                     CHADMOORE WIRELESS GROUP, INC.

                     REGISTRATION RIGHTS AGREEMENT

                  REGISTRATION RIGHTS AGREEMENT, dated as of May 1, 1998, between CHADMOORE WIRELESS GROUP, INC., a Colorado corporation (the "Company"), and RECOVERY EQUITY INVESTORS II, L.P., a Delaware limited partnership ("REI").

                                RECITALS

                  WHEREAS,  the Company and REI have  entered into that
certain Investment Agreement, dated as of May 1, 1998 (as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the "Investment Agreement"), pursuant to which, among other things, REI is acquiring (a) 8,854,662 newly issued shares of Common Stock, par value $0.001 per share, of the Company (the "Common Stock"), (b) 10,119,614 newly issued shares of Series C Preferred Stock, par value $0.001 per share, and (c) the Warrants, each dated as of May 1, 1998, granting REI the right to acquire shares of Common Stock (as the same may be amended, supplemented or otherwise modified from time to time in accordance with the terms thereof; and

                  WHEREAS, the Investment Agreement, among other things, provides that the execution and delivery of a registration rights agreement in substantially the form hereof is a condition to the consummation of the other transactions contemplated by the Investment Agreement.

                  NOW THEREFORE, in connection with the Investment Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                               ARTICLE I
                              DEFINITIONS

                  I.1 Definitions. The following defined terms, when used in this Agreement, shall have the respective meanings set forth below (such definitions to be equally applicable to both singular and plural forms of the terms defined):

                  "Business Day" means a day other than Saturday, Sunday or any day on which banks located in the States of New York, Nevada or California are authorized or obligated to close.

                  "Commission" means the United States Securities and Exchange Commission.

                  "Common Stock" has the meaning ascribed to it in the recitals hereto.

                  "Company" has the meaning ascribed to it in the introductory paragraph of this Agreement.

                  "Demand Registration" means any Long-Form Registration or Short-Form Registration requested in accordance with
Section 2.1(a), and, in the case of a Long-Form Registration, effected in accordance with Section 2.4.


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                  "Effective Period" has the meaning ascribed to it in
Section 2.8

                  "Equity Equivalents" means securities (including the Warrants) which, by their terms, are or may be exercisable, convertible or exchangeable for or into Common Stock at the election of the holder thereof.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission issued thereunder.

                  "Fully Diluted" means, with respect to the calculation of the number of shares of Common Stock, (a) all shares of Common Stock outstanding at the time of determination and (b) all shares  of Common  Stock  issuable  upon the  exercise,  conversion  or
exchange  of  any  Equity  Equivalents   outstanding  at  the  time  of
determination.

                  "Investment Agreement" has the meaning ascribed to it in the recitals hereto.

                  "Long-Form Registration" has the meaning ascribed to it in Section 2.1(a).

                  "Piggyback Holders" has the meaning ascribed to it in
Section 3.1.

                  "Piggyback Registration" has the meaning ascribed to it in Section 3.l.

                  "Other Piggyback Holders" has the meaning ascribed to it in Section 2.5(a).

                  "Registration Expenses" has the meaning ascribed to it in Section 7.l.

                  "Registrable Securities" means, at any time, (a) the shares of Common Stock issued to REI pursuant to the Investment Agreement and the shares of Common Stock issued or issuable upon the conversion, exercise or exchange of the Warrants, (b) any then outstanding securities into which shares of Common Stock referred to in clause (a) above shall have been changed and (c) any then outstanding securities resulting from any reclassification or recapitalization of Common Stock; provided, however, that "Registrable Securities" shall not include any shares of Common Stock or other securities obtained or transferred pursuant to an effective registration statement under the Securities Act; and provided further, that "Registrable Securities" shall not include any shares of Common Stock or other securities which are held by a Person who is not an REI Shareholder.

                  "REI"  has  the   meaning   ascribed  to  it  in  the
introductory paragraph of this Agreement.

                  "REI Shareholders" means (a) REI and (b) any Person who is a transferee of Registrable Securities held by an REI Shareholder pursuant to Section 12.5, in each case, (i) for so long as such Person shall hold Registrable Securities and (ii) the provisions of this Agreement applicable to REI Shareholders are applicable to such Person.

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
                  "Requesting Investors" means, with respect to any Demand Registration, the Required REI Shareholders that have requested such Demand Registration in accordance with Section 2.1(a).

                  "Required REI Shareholders" means, as of the date of any determination thereof, REI Shareholders which then hold Registrable Securities representing at least a majority (by number of shares) of the Registrable Securities, on a Fully Diluted basis, then held by all REI Shareholders.

                  "Requisite Requesting Investors" means, as of the date of any determination thereof with respect to any Demand Registration, Requesting Investors of such Demand Registration which then hold at least 66-2/3% (by number of shares) of the Registrable Securities, on a Fully Diluted basis, then held by all Requesting Investors of such Demand Registration.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the Commission issued thereunder.

                  "Shelf-Registration" has the meaning ascribed to it in Section 2.8.

                  "Short-Form Registration" has the meaning ascribed to it in Section 2.1(a).

                  "Warrants" has the meaning ascribed to it in the Investment Agreement.


                               ARTICLE II
                          DEMAND REGISTRATIONS

                  II.1 Requests for Registration. (a) Subject to Sections 2.2, 2.3 and 2.7, at any time from and after the date hereof, any or all of the Required REI Shareholders may request registration under the Securities Act of all or part of their Registrable Securities
(i) on Form S-1 or S-2 or any similar long-form registration statement (any such registration, a "Long-Form Registration") or (ii) on Form S-3 or any similar short-form registration statement (any such registration, a "Short-Form Registration"), if the Company qualifies to use such short form. Within 10 days after its receipt of any such request, the Company shall give written notice of such request to all other REI Shareholders. Thereafter, the Company shall use its best efforts to effect the registration under the Securities Act on the form requested by the Requesting Investors, and to include in such registration, (x) all Registrable Securities which the Requesting Investors have so requested to be included therein and (y) all other Registrable Securities with respect to which the Company has received written requests for inclusion therein by the REI Shareholders within 30 days after their receipt of the Company's notice, subject in each case to the provisions of Section 2.5.

                  (b) Any Requesting Investors which request a Demand Registration pursuant to Section 2.1(a) may, at any time prior to the effective date of the registration statement relating to such Demand Registration, revoke such request by providing written notice to the Company; provided, however, that notwithstanding such revocation, such Demand Registration shall be deemed a request for purposes of Section
2.2  unless,  after  consultation  with the  Company  and any  proposed

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underwriter,  the Requesting Investors in good faith determine that the
Registrable Securities which they have requested to be registered would not be sold pursuant to such Demand Registration at a price falling within the range estimated at the time the request for the Demand Registration was given by such Requesting Investors.

                  (c) Any request for a Demand Registration pursuant to this Article II shall specify the number of Registrable Securities proposed to be sold by the Requesting Investors and the intended method of disposition thereof.

                  II.2. Long-Form Registrations. The Required REI Shareholders shall be entitled to request pursuant to Section 2.1(a) up to three Long-Form Registrations; provided, however, that such number will be increased by one for each Long-Form Registration with respect to which any other Person exercises "piggyback" or similar rights requesting registration of shares which equal 5% or more of the Registrable Securities requested to be registered by REI Shareholdes under such Long-Term Registration. The Company will pay all Registration Expenses in connection with such Long-Form Registration. All Long-Form Registrations (unless otherwise requested by the relevant Requesting Investor) shall be underwritten registrations.

                  II.3   Short-Form   Registrations.   In  addition  to
theLong-Form Registrations contemplated by Section 2.2, the Required REI Shareholders shall be entitled to request an unlimited number of Short-Form Registrations, on behalf of the REI Required Shareholders, in which the Company shall pay all Registration Expenses; provided, however, that (i) the Company shall have no obligation to file such Short-Form Registration unless the reasonable anticipated aggregate price to the public would exceed $500,000, and (ii) the Company shall not be required to file more than one such Short-Form Registration in any consecutive 12 month period. Demand Registrations will be Short-Form Registrations whenever the Company is qualified to use Form S-3 or any similar short form registration statement. The Company shall use its best efforts to make Short-Form Registrations available for the sale of Registrable Securities.

                  II.4. Effective Registration Statement. No Demand Registration shall be deemed to have been requested or effected for purposes of Section 2.2:

                           (a)  unless a  registration  statement  with
         respect thereto has been declared effective by the Commission and the Company has complied in all material respects with its obligations under this Agreement with respect thereto (other than in connection with a revocation notice delivered pursuant to Section 2.1(b));

                           (b) if, after a  registration  statement has
         become effective, any stop order, injunction or other order or requirement of the Commission or any other governmental agency or court for any reason, affecting any of the Registrable Securities covered by such registration statement, is threatened in writing or issued by the Commission or other governmental agency or court;

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
                           (c) if the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such Demand Registration are not satisfied by reason of a failure by or inability of the Company to satisfy any of such conditions, or the occurrence of an event outside the reasonable control of the relevant Requesting Investors;

                           (d) if the Requesting Investors have made the determination contemplated by the proviso to Section 2.1(b) with respect to such Demand Registration and have notified the Company of such determination in a revocation notice delivered in accordance with Section 2.1(b);

                           (e) if the Requesting Investors are not able to register and sell the at least 90% of the amount of Registrable Securities which they requested to be included in such registration; or

                           (f) the registration statement with respect thereto does not remain effective for a period of at least 180 days beyond the effective date thereof or, with respect to an underwritten offering of Registrable Securities, until 45 days after the commencement of the distribution by the holders of the Registrable Securities included in such Registration Statement provided, however, that the Company shall pay all Registration Expenses in connection with any Demand Registration if pursuant to this Section
2.4 the registration is deemed not to have been requested or effected.

                  II.5 Priority on Demand Registrations

                  (a) The Company shall not include in any Demand Registration any securities which are not Registrable Securities (other than securities with respect to which any Person exercises "piggyback" or similar rights as described on Exhibit B attached hereto, such Persons being "Other Piggyback Holders") without the written consent of the Requisite Requesting Investors.

                  (b) If the Requesting Investors and other holders of Registrable Securities request Registrable Securities to be included in a Demand Registration which is an underwritten offering and the managing underwriters advise the Company in writing that in their opinion the number of Registrable Securities requested to be included exceeds the number of Registrable Securities which can be sold in such offering within a price range reasonably acceptable to the Requisite Requesting Investors, the Company shall include any securities to be sold in such Demand Registration in the following order: (i) first, the Registrable Securities requested to be included in such registration by the Requesting Investors, pro rata, based upon their total ownership, on a fully diluted basis, of Registrable Securities; (ii) second, subject to Section 2.5(a), the securities which the Company proposes to sell and (iv) third, any securities other than Registrable Securities to be sold by Persons other than the Company included pursuant to
Section 2.5(a). If securities of Other Piggyback Holders are to be included in such Demand Registration, the Company shall use its best efforts to

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
effect the priority required by this Section with respect to the Requesting Investors and such Other Piggyback Holders.

                  (c)  Any  Person   (other   than  REI   Shareholders)
including any securities in a Demand Registration shall pay its share of the Registration Expenses as provided in Article VII.

                  II.6 Selection of Underwriters. The Requisite Requesting Investors shall have the right to select the underwriters and the managing underwriter to administer any Demand Registration (which underwriters and managing underwriter shall be reasonably acceptable to the Company).

                  II.7 Other Registration Rights. Except as provided in this Agreement, without the written consent of the Required REI Shareholders, the Company will not grant to any Person the right to request the Company to register any equity securities of the Company, or any securities convertible, exchangeable or exercisable for or into such securities, other than piggyback registration rights entitling the holder thereof to participate in Company-initiated registrations, subject to the prior rights of holders of Registrable Securities.

                  II.8 Additional Shelf Registration. In addition to the other rights of the holders of Registrable Securities under this Agreement, at any time from and after the date hereof, the Company shall, at the request of the Required REI Shareholders, file and use its best efforts to have declared effective a "shelf" registration statement (the "Shelf Registration") on any appropriate form pursuant to Rule 415 under the Securities Act and/or any similar rule that may be adopted by the Commission, with respect to all Registrable Securities. The Company shall use its best efforts to keep such Shelf Registration continuously effective for a period of two (2) years following the date on which the Shelf Registration is declared effective or until all Registrable Securities included therein have been sold (the "Effective Period"). If necessary, the Company shall supplement or amend the Shelf Registration, as required by the registration form used by the Company or by the instructions applicable to such registration form or by the Securities Act and in any event the Company shall so supplement or amend (including through the incorporation by reference of reports filed by the Company pursuant to the Exchange Act, if permitted by applicable forms) the Shelf Registration at least on a quarterly and annual basis and at any other time if necessary to keep such Shelf Registration current and the Company shall furnish to the holders of the Registrable Securities copies of any such supplement or amendment prior to or simultaneously with its being used and/or filed with the Commission. The Company shall pay all Registration Expenses in connection with the Shelf Registration, whether or not it becomes effective. The Company shall make available to the holders of Registrable Securities, as soon as reasonably practicable, an earnings statement covering a period of twelve (12) months, beginning within three (3) months after the effective date of the Shelf Registration, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder. The provisions of Articles V, VI, VII, VIII, IX and XI shall apply to such Shelf Registration as if it were a Demand Registration.



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                              ARTICLE III
                        PIGGYBACK REGISTRATIONS

                  III.1 Right to Piggyback. Whenever the Company proposes (other than pursuant to a Demand Registration) to register (a "Piggyback Registration") any of its equity securities under the Securities Act (whether for the Company's own account (other than on Forms S-4 or S-8 or any successor forms) or for the account of any other Person), the Company shall give prompt written (in any event within three Business Days after its receipt of Notice of any exercise of other demand rights) notice to all REI Shareholders (the "Piggyback Holders") of its intention to effect such a registration, and such notice shall offer each Piggyback Holder the opportunity to register on the same terms and conditions such number of such Piggyback Holder's Registrable Securities as such Piggyback Holder may request. The Company shall include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein by the Piggyback Holders within 30 days after their receipt of the Company's notice, subject to the provisions of Sections
3.3 and 3.4.

                  III.2 Piggyback Expenses. The Registration Expenses of the holders of Registrable Securities shall be paid by the Company in all Piggyback Registrations.

                  III.3 Priority on Primary Registrations. If a Piggyback Registration is an underwritten primary registration on behalf of the Company, and the managing underwriters advise the Company in writing that in their reasonable opinion the number of securities requested to be included in such registration are such that the success of the offering would be materially and adversely affected, the Company shall include any securities to be sold in such Piggyback Registration in the following order: (a) first, the securities which the Company proposes to sell, (b) second, the Registrable Securities requested to be included in such registration by the Piggyback Holders in accordance with Section 3.1, provided that if the managing underwriters determine in good faith that a lower number of Registrable Securities should be included, then the Company shall be required to include in such registration only that lower number of Registrable Securities, and such Piggyback Holders shall participate in such registration on a pro rata basis in accordance with the number of Registrable Securities requested to be included in such registration by each such Piggyback Holder, and
(c) third, any other securities proposed to be included in such registration. If securities of Other Piggyback Holders are to be included in such Piggyback Registration, the Company shall use its best efforts to effect the priority required by this Section with respect to the Piggyback Holders and the Other Piggyback Holders.

                  III.4 Priority on Secondary registrations. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of the Company's securities, and the managing underwriters advise the Company in writing that in their good faith opinion the number of securities requested to be included in such registration exceeds the number which can be sold in such offering within a price range acceptable to the holders on whose behalf the registration is being made, the Company shall include any securities to be sold in such registration in the following order: (a) first, the securities which such holders propose to sell, (b) second, the Registrable Securities requested to be included in such registration by the Piggyback Holders in accordance with Section

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3.1, provided that if the managing underwriters determine in good faith that a lower number of Registrable Securities should be included, then the Company shall be required to include in such registration only that lower number of Registrable Securities, and such Piggyback Holders shall participate in such registration on a pro rata basis in accordance with the number of Registrable Securities requested to be included in such registration by each such Piggyback Holder, and (c)
third,   any  other   securities   proposed  to  be  included  in  such
registration. If securities of Other Piggyback Holders are to be included in such Piggyback Registration, the Company shall use its best efforts to effect the priority required by this Section with respect to the Piggyback Holders and the Other Piggyback Holders.


                               ARTICLE IV
                          OTHER REGISTRATIONS
                          -------------------

                  IV.1 Other Registrations. If the Company has previously filed a registration statement with respect to Registrable Securities pursuant to Article II or III of this Agreement, and if such previous registration has not been withdrawn or abandoned, the Company will not file or cause to be effected any other registration of any of its equity securities or securities convertible, exchangeable or exercisable for or into its equity securities under the Securities Act (except on Form S-4 or Form S-8 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until the earlier of (i) the date on which the Registrable Securities included therein have been sold or (ii) 6 months from such effective date.


                               ARTICLE V
                          HOLDBACK AGREEMENTS

                  V.1 Holdback. Each holder of Registrable Securities agrees not to effect any public sale or distribution of Registrable Securities, or any securities convertible, exchangeable or exercisable for or into Registrable Securities, during the seven days prior to, and the 90-day period beginning on, the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which such holder had an opportunity to participate without cutback under
Article III hereof, unless the managing underwriters of such underwritten Demand Registration or underwritten Piggyback Registration otherwise agree.











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
                  V.2 Company Holdback. The Company agrees (a) not to effect any public sale or distribution of its equity securities, or any securities convertible, exchangeable or exercisable for or into such securities, during the 14 days prior to, and during the 90-day period beginning on, the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which holders of Registrable Securities are selling stockholders (except as part of such underwritten registration or pursuant to registration on Form S-4 or S-8 or any similar successor form), unless the managing underwriters of such underwritten Demand Registration or underwritten Piggyback Registration otherwise agree, and (b) to use all reasonable efforts to cause each holder of at least 5% (on a fully-diluted basis) of its equity securities to agree not to effect any public sale or distribution of any such equity securities or any securities convertible, exchangeable or exercisable for or into such equity securities during such period (except as part of such underwritten registration, if otherwise permitted), unless the managing underwriters of such underwritten Demand Registration or underwritten Piggyback Registration otherwise agree.


                               ARTICLE VI
                        REGISTRATION PROCEDURES

                  VI.1 Registration Procedures. Whenever the Required REI Stockholders have requested that any Registrable Securities be registered in accordance with Article II or III, the Company shall use its best efforts to effect the registration and the sale of such Registrable Securities in accordance with the intended method of disposition thereof and pursuant thereto the Company shall as expeditiously as possible (or, in the case of clause (p) below, shall not):

                  (a) promptly prepare and file with the Commission a registration statement with respect to such Registrable Securities (such registration statement to include in each case all information which the holders of the Registrable Securities to be registered thereby shall reasonably request) and use its best efforts to cause such registration statement to become effective, provided that as promptly as practicable before filing a registration statement or prospectus or any amendments or supplements thereto, the Company shall
(i) furnish copies of all such documents proposed to be filed to one counsel selected by the Requesting Investors, and in each case the Company shall not file any such documents to which any such relevant counsel shall have reasonably objected on the grounds that such document does not comply in all material respects with the requirements of the Securities Act, (ii) notify each holder of Registrable Securities covered by such registration statement of (x) any request by the Commission to amend such registration statement or amend or supplement any prospectus or (y) any stop order issued or threatened by the Commission and (iii) take all reasonable actions required to prevent the entry of such stop order or to remove it if entered;

                  (b) (i) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective at all times during the period commencing on the effective date of such registration statement and ending, if other than a Shelf Registration, on the earlier of (A) the first date as of which all Registrable Securities covered by such registration statement are sold in accordance with the intended plan of distribution set forth in such registration

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
statement, or (B) 180 days following the effective date of such registration statement (except that such period shall be extended (x) by the length of any period that a stop order or similar proceeding is in effect which prohibits the distribution of the Registrable Securities, and (y) by the number of days during the period from and including the date on which each seller of Registrable Securities shall have received a notice delivered pursuant to clause (f) below until the date when such seller shall have received a copy of the supplemented or amended Prospectus contemplated by clause (f) below) and (ii) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  (c) furnish, without charge, to each seller of Registrable Securities covered by such registration statement, such number of conformed copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus and, in each case, including all exhibits thereto and documents incorporated by reference therein) and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller;

                  (d) use its best  efforts to  register or qualify the
Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as any seller thereof shall reasonably request, to keep such registration or qualification in effect for so long as such registration statement remains in effect and to do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of any such Registrable Securities owned by such seller; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this clause (d), (ii) subject itself to taxation in any such jurisdiction or (iii) consent to general service of process in any such jurisdiction;

                  (e)  furnish  to  each  seller  of  the   Registrable
Securities covered by such registration statement a signed copy, addressed to such seller (and the underwriters, if any), of an opinion of counsel for the Company, dated the effective date of such registration statement (and, if such registration statement includes an underwritten public offering, dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel delivered to the underwriters in underwritten public offerings, and such other legal matters as the seller (or the underwriters, if any) may reasonably request;

                  (f)  notify  each  seller of  Registrable  Securities
covered by such  registration  statement,  at a time when a  prospectus relating to such Registrable Securities is required to be delivered under the Securities Act, of the occurrence of any event known to the Company as a result of which the prospectus included in such registration statement, as then in effect, contains an untrue statement of a material fact or omits to state any fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; and, at the request of any seller of Registrable Securities covered by such registration statement, the

Company shall prepare and furnish such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                  (g) cause the Registrable Securities covered by such registration statement to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed or the New York Stock Exchange, the American Stock Exchange or the NASDAQ National Market, if requested by the Required REI Shareholders, and to enter into such customary agreements as may be required in furtherance thereof, including listing applications and indemnification agreements in customary form;

                  (h) provide a transfer agent, registrar and CUSIP number for the Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

                  (i) enter into such customary arrangements and take all such other actions (including participating in "road shows") as the holders of a majority (by number of shares) of the Registrable Securities covered by such registration statement or the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities (including using its best efforts to effect a stock split or a combination of shares);

                  (j) make available for inspection by any seller of Registrable Securities covered by such registration statement, any underwriter participating in any disposition of securities pursuant to such registration statement and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement;

                  (k) subject to other provisions hereof, use all reasonable efforts to cause the Registrable Securities covered by such registration statement to be registered with or approved by such governmental agencies or authorities or self-regulatory organizations as may be necessary to enable the sellers thereof to consummate the disposition of such Registrable Securities;

                  (l) use reasonable best efforts to obtain a "comfort" letter, dated the effective date of such registration statement (and, if such registration includes an underwritten offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such registration statement, addressed to the Company, to each seller of the Registrable Securities covered by such registration statement, and to the underwriters, if any, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and with respect to events subsequent to the date of such financial statements, as are
customarily   covered  in   accountants'   letters
delivered to the underwriters in underwritten public offerings of securities and such other financial matters as any such seller or the underwriters, if any, may reasonably request;

                  (m) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make available to its security holders, in each case as soon as practicable, an earnings statement covering a period of at least 12 months, beginning with the first month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of
Section 11(a) of the Securities Act;

                  (n) permit any holder of Registrable Securities covered by such registration statement which (in the sole good faith judgment of such holder) might be deemed to be a controlling person of the Company (within the meaning of the Securities Act or the Exchange
Act) to participate in the preparation of such registration statement and to include therein material, furnished to the Company in writing, which in the reasonable judgment of such holder should be included and which is reasonably acceptable to the Company;

                  (o) promptly notify the holders of the Registrable Securities covered by such registration statement of the issuance of any stop order by the Commission or the issuance by any state securities commission or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the Registrable Securities under state securities or "blue sky" laws, and use all reasonable efforts to obtain the lifting at the earliest possible time of any stop order suspending the effectiveness of such registration statement or of any order preventing or suspending the use of any preliminary prospectus included therein;

                  (p) at any time file or make any amendment to such registration statement, or any amendment of or supplement to the prospectus included therein (including amendments of the documents incorporated by reference into the prospectus), (i) of which each seller of Registrable Securities covered by such registration statement or the managing underwriters, if any, shall not have previously been advised and furnished a copy or (ii) to which the sellers of a majority (by number of shares) of the Registrable Securities covered by such registration statement, the managing underwriters (if any) or counsel for such sellers or any such managing underwriters shall reasonably object;

                  (q) make such representations and warranties (subject to appropriate disclosure schedule exceptions) to the sellers of the Registrable Securities covered by such registration statement and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters and selling holders, as the case may be, in underwritten public offerings of substantially the same type;

                  (r) during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 12(a), 13(c), 14 or 15(d) of the Exchange Act; and

                  (s) if such registration statement refers to any seller of Registrable Securities covered thereby by name or otherwise as the holder of any securities of the Company, then (whether or not such seller is or might be deemed to be a controlling person of the Company) (i) at the request of such seller, insert therein language, in form and substance reasonably satisfactory to such seller, the Company and the managing underwriters, if any, to the effect that the holding by such seller of such securities is not to be construed as a recommendation by such seller of the investment quality of the Registrable Securities or the Company's other securities covered thereby and that such holding does not imply that such seller will assist in meeting any future financial requirements of the Company, and
(ii) in the event that such reference to such seller by name or otherwise is not required by the Securities Act, any similar federal or state statute, or any rule or regulation of any regulatory body having jurisdiction over the offering, at the request of such seller, delete the reference to such seller.


                              ARTICLE VII
                         REGISTRATION EXPENSES

                  VII.1 Fees Generally. All expenses incident to the Company's performance of or compliance with this Agreement, including without limitation internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit or quarterly review, the expense of any liability insurance, the expenses and fees for listing securities on one or more securities exchanges, all registration and filing fees, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, and fees and disbursements of counsel for the Company and all independent certified public accountants, underwriters (excluding underwriting fees, discounts and commissions) and other Persons retained by the Company (all such expenses being herein called "Registration Expenses") shall be borne by the Company, except that each REI Stockholder shall pay any underwriting fees, discounts or commissions attributable to the sale of its Registrable Securities.

                  VII. Counsel Fees. In connection with each Demand Registration, the Company shall reimburse the Requesting Investors for the reasonable fees and disbursements of one counsel selected by the Requisite Requesting Investors.

                              ARTICLE VIII
                         UNDERWRITTEN OFFERINGS

                  VIII.1 Demand Underwritten Offerings. If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a Demand Registration, the Company shall enter into an underwriting agreement with such underwriters for such offering, provided that such agreement shall (a) be satisfactory in substance and form to the Requesting Investor requesting such Demand Registration and the underwriters and (b) contain such representations and warranties by the Company and such other terms as are generally included in agreements of this type, including indemnities customarily included in such agreements. The holders of the Registrable Securities to be distributed by such underwriters shall cooperate in good faith with the Company in the negotiation of the underwriting agreement. The holders of the Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to the obligations of such holders of Registrable Securities. The Company shall cooperate with any such holder of Registrable Securities in order to limit any representations or warranties to, or agreements with, the Company or the underwriters to be made by such holder only to representations, warranties or agreements regarding such holder, such holder's Registrable Securities, such holder's intended method of distribution and any other representation required by applicable law.

                  VIII.2  Incidental  Underwritten  Offerings.  If  the
Company at any time proposes to register any of its equity securities under the Securities Act as contemplated by Article III and such equity securities are to be distributed by or through one or more underwriters, the Company, if requested by any Piggyback Holder as provided in Article III, shall arrange for such underwriters to include all the Registrable Securities to be offered and sold by such Piggyback Holder, subject to the limitations set forth in Article III, among the securities to be distributed by such underwriters. The holders of the Registrable Securities to be distributed by such underwriters shall be parties to the underwriting agreement between the Company and such underwriters, and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement also be conditions precedent to the obligations of such holders of Registrable Securities. The Company shall cooperate with any such holder of Registrable Securities in order to limit any representations or warranties to, or agreements with, the Company or the underwriters to be made by such holder only to representations, warranties or agreements regarding such holder, such holder's Registrable Securities, such holder's intended method of distribution and any other representation required by applicable law.


                               ARTICLE IX
                            INDEMNIFICATION

                  IX.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each of the holders of any Registrable Securities covered by a registration statement that has been filed with the Commission pursuant to this Agreement, each other Person, if any, who controls such holder within the meaning of the Securities Act or the Exchange Act, and each of their respective directors, partners (general and limited), stockholders, members, managers, officers, employees and agents, as follows:

                  (a) against any and all loss, liability, claim, damage, cost or expense (other than amounts paid in settlement) incurred by such Person arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in such registration statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or in any preliminary prospectus or prospectus included therein (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (b) against any and all loss, liability, claim, damage, cost and expense incurred by such Person to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, in each case whether commenced or threatened, or of any claim whatsoever, that arises out of or is based upon any such untrue statement or omission or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company (which consent shall not be unreasonably withheld or delayed); and

                  (c) against any and all expense incurred by such Person in connection with investigating, preparing or defending against any litigation or any investigation or proceeding by any governmental agency or body, in each case whether commenced or threatened in writing, or against any claim whatsoever, that arises out of or is based upon any such untrue statement or omission or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clause (a) or (b) above;

provided, however, that this indemnity does not apply to any loss, liability, claim, damage, cost or expense to the extent arising out of or based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such holder expressly for use in the preparation of any registration statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or in any preliminary prospectus or prospectus included therein (or any amendment or supplement thereto); and provided further, however, that the Company will not be liable to any holder of Registrable Securities (or any other indemnified Person) under the indemnity agreement in this Section 9.1, with respect to any preliminary prospectus to the extent that any such loss, liability, claim, damage, cost or expense of such holder (or other indemnified Person) results from the fact that such holder sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus, if the

Company has previously and timely furnished copies thereof to such holder, and if such final prospectus would have corrected such untrue statement or omission. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or any other Person eligible for indemnification under this
Section 8.1, and shall survive the transfer of such securities by such seller.

                  IX.2 Indemnification by a Selling Stockholder. In connection with any registration statement in which a holder of Registrable Securities is participating, each such holder agrees to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 9.1 of this Agreement), to the extent permitted by law, the Company and its directors, officers and controlling Persons, and their respective directors, officers and general partners, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus included therein, or any amendment or supplement thereto, or to any such prospectus, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information that relates only to such holder or the plan of distribution that is expressly furnished to the Company by or on behalf of such holder for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, or such holder, as the case may be, or any of their respective directors, officers, or controlling Persons and shall survive the transfer of Registrable Securities by such holder. With respect to each claim pursuant to this Section 9.2, each holder's maximum liability under this Section 9.2 shall be limited to an amount equal to the net proceeds actually received by such holder (after deducting any underwriting fees, discount and expenses) from the sale of Registrable Securities being sold pursuant to such registration statement or prospectus by such holder.

                  IX.3 Indemnification Procedure.  Within 10 days after
receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding involving a claim referred to in Section 9.1 or Section 9.2, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action; provided, however, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Section 9.1 or Section 9.2 except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action or proceeding is brought against an indemnified party, the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal fees and expenses subsequently incurred by the latter in connection with the defense thereof, unless in such indemnified party's reasonable judgment an actual or potential conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, in which case the indemnifying party shall not be liable for the fees and expenses of (i) in the case of a claim referred to in Section 9.1, more than one counsel (in addition to any local counsel) for all indemnified parties selected by (x) REI, if REI is defending against such claim, or
(y) the holders of
a majority (by number of shares) of the Registrable Securities held by such indemnified parties, if REI is not defending against such claim, or (ii) in the case of a claim referred to in Section 9.2, more than one counsel (in addition to any local counsel) for the Company, in each case in connection with any one action or separate but similar or related actions or proceedings. An indemnifying party who is not entitled to (pursuant to the immediately preceding sentence), or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party an actual or potential conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels as may be reasonable in light of such conflict. The indemnifying party will not, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action, suit, investigation or proceeding in respect of which indemnification may be sought hereunder (whether or not such indemnified party or any Person who controls such indemnified party is a party to such claim, action, suit, investigation or proceeding), unless such settlement, compromise or consent includes an unconditional release of such indemnified party from all liability arising out of such claim, action, suit, investigation or proceeding and such settlement, compromise or consent involves only the payment of money and such money is actually paid by the indemnifying party. Whether or not the defense of any claim or action is assumed by the indemnifying party, such indemnifying party will not be subject to any liability for any settlement made without its consent, which consent will not be unreasonably withheld. Notwithstanding anything to the contrary set forth herein, and without limiting any of the rights set forth above, in any event any indemnified party will have the right to retain, at its own expense, counsel with respect to the defense of a claim.

                  IX.4 Underwriting  agtreement.  The Company, and each
holder of Registrable Securities requesting registration of all or any part of such holder's Registrable Securities pursuant to Article II or
Article  III,   shall  provide  for  the  foregoing   indemnity   (with
appropriate modifications as may be reasonably requested by the managing underwriter) in any underwriting agreement entered into in connection with a Demand Registration or a Piggyback Registration with respect to any required registration or other qualification of Registrable Securities under any federal or state law or regulation of any governmental authority.

                  IX.5 Contribution. If the indemnification provided for in Section 9.1 or 9.2 is unavailable to hold harmless an indemnified party under such Section, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in Section 9.1 or Section 9.2, as the case may be, in such proportion as is appropriate to reflect the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations, including the relative benefits received by each party from the offering of the securities covered by the relevant registration statement, the parties' relative knowledge and access to information concerning the matter with respect to which the relevant claim was asserted and the parties' relative opportunities to correct and prevent any relevant statement or omission. Without limiting the generality of the foregoing, the parties' relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to relevant information and opportunity to correct or prevent any such untrue statements or omission. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 9.5 were to be determined by pro rata or per capita allocation (even if the underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the first and second sentences of this
Section 9.5. The amount paid by an indemnified party as a result of the losses, claims, damages, liabilities or expenses referred to in the first sentence of this Section 9.5 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending the relevant action or proceeding and shall be limited as provided in Section 9.3 if the indemnifying party has assumed the defense of the relevant action or proceeding in accordance with the provisions of Section 9.3. Promptly after receipt by an indemnified party under this Section 9.5 of notice of the commencement of any action or proceeding against such party in respect of which a claim for contribution may be made against an indemnifying party under this Section 9.5, such indemnified party shall notify the indemnifying party in writing of the commencement thereof if the notice specified in Section 9.3 has not been given with respect to such action or proceeding; provided, however, that the omission to so notify the indemnifying party shall not relieve the indemnifying party from any liability which it may otherwise have to any indemnified party under this Section 9.5, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. The Company and each holder of Registrable Securities agrees with each other and the underwriters of the Registrable Securities, if requested by such underwriters, that (i) the underwriters' portion of the contribution paid to such holders pursuant to this Section 9.5 shall not exceed the total underwriting fees, discounts and commissions in connection with the relevant offering and (ii) that the total amount of any such holder's contributions under this Section 9.5 shall not exceed an amount equal to the net proceeds actually received by such holder from the sale of Registrable Securities in the offering to which the losses, liabilities, claims, damages or expenses of the indemnified parties relate. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  IX.6 Periodic Payments. The indemnification required by this Article IX shall be made by periodic payments of the amount thereof during the course of the relevant investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.


                               ARTICLE X
                                RULE 144

                  X.1 Rule 144. The Company covenants that it shall file the reports required to be filed by it under the Securities Act and the Exchange Act (or, if the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information), and it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell shares of Registrable Securities without registration under the Securities Act in compliance with (a) Rule

144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder (x) a written statement as to whether it has complied with such requirements and (y) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company under the Exchange Act.


                               ARTICLE XI
              PARTICIPATION IN UNDERWRITTEN REGISTRATIONS

                  XI.1 Participation in Underwritten Registrations. No holder of Registrable Securities may participate in any underwritten registration hereunder unless such holder (a) agrees to sell such holder's Registrable Securities on the basis provided in any underwriting arrangements approved by the Person or Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, escrow agreements and other documents reasonably required under the terms of such underwriting arrangements and consistent with the provisions of this Agreement.


                              ARTICLE XII
                             MISCELLANEOUS

                  XII.1 No Inconsistent Agreements. Except for the arrangements described in Exhibit A attached hereto, the Company represents and warrants that it is not currently a party to, and covenants that it will not hereafter enter into, any agreement which is inconsistent with, or would otherwise restrict the performance by the Company of, its obligations hereunder.

                  XII.2 Adjustments Affecting Registerable Securities. The Company will not take any action, or fail to take any action which it may properly take, with respect to its securities if such action or failure to act would adversely affect (a) the ability of the holders of Registrable Securities to include Registrable Securities in a registration undertaken pursuant to this Agreement or (b) to the extent within the Company's control, would adversely affect the marketability of such Registrable Securities in any such registration (it being understood that the actions referred to in this Section 11.2 include effecting a stock split or a combination of shares).

                  XII.3 Specific Performance. In the event of a breach by any party to this Agreement of its obligations under this Agreement, any party injured by such breach, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The parties agree that the provisions of this Agreement shall be specifically enforceable, it being agreed by the parties that the remedy at law, including monetary damages, for breach of any such provision will be inadequate compensation for any loss and that any defense in any action for specific performance that a remedy at law would be adequate is waived.

                  XII.4 Actions Taken; Amendments and Waivers. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement will be effective against the Company or any holder of Registrable Securities, unless such modification, amendment or waiver is approved in writing by the Company, and the Required REI Stockholders. The failure of any party hereto to enforce any of the provisions of this Agreement will in no way be construed as a waiver of such provisions and will not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms.

                  XII.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of purchasers or holders of Registrable Securities are also for the benefit of, and enforceable by, any subsequent holder of Registrable Securities, except to the extent reserved to or by the transferor in connection with any such transfer; provided, however, that the benefits of this Agreement shall inure to and be enforceable by any transferee of Registrable Securities only if such transferee shall have executed a Registration Rights Joinder Agreement substantially in the form of Exhibit A hereto.

                  XII.6 Notices. (a) All notices, requests and other communications hereunder must be in writing and will be deemed to have been duly given only if delivered personally against written receipt or by facsimile transmission against facsimile confirmation or mailed (by registered or certified mail, postage prepaid, return receipt requested) or delivered by reputable overnight courier, fee prepaid, to the parties at the following addresses or facsimile numbers:

            If to any REI Stockholder, to:

            Recovery Equity Investors II, L.P.
            901 Mariner's Island Blvd., Suite 465
            San Mateo, CA  94404
            Facsimile No.:  (650) 578-9842
            Attn:  Joseph J. Finn-Egan
                     Jeffrey A. Lipkin

                     with a copy to:

            Morgan, Lewis & Bockius LLP
            101 Park Avenue
            New York, New York 10178
            Facsimile No.:  (212) 309-6273
            Attn:  Ira White, Esq.

            If to the Company, to:

            Chadmoore Wireless Group, Inc.
            2875 East Patrick Lane
            Suite G
            Las Vegas, Nevada  89120
            Facsimile No.:  (702) 891-5255
            Attn:  President & CEO

            with a copy to:

            Graham & James LLP
            400 Capitol Mall, 24th Floor
            Sacramento, California  95814-4411
            Facsimile No.:  (916) 441-6700
            Attn:  Gilles S. Attia, Esq.


                  (b) All such notices, requests and other communications will (w) if delivered personally to the address as provided in this Section 12.6, be deemed given upon delivery, (x) if delivered by facsimile transmission to the facsimile number as provided in this Section 12.6, be deemed given upon receipt by the sender of confirmation of such transmission, and (y) if delivered by mail in the manner described above to the address as provided in this Section 12.6 upon the earlier of the third Business Day following mailing or upon receipt and (z) if delivered by overnight courier to the address as provided in this Section 12.6, be deemed given on the earlier of the first Business Day following the date sent by such overnight courier or upon receipt, (in each case regardless of whether such notice, request or other communication is received by any other Person to whom a copy of such notice is to be delivered pursuant to this Section 12.6). Any party hereto may from time to time change its address, facsimile number or other information for the purpose of notices to such party by giving notice specifying such change to the other parties hereto in accordance with Section 12.6(a).

                  XII.7 Headings; Certain Conventions. The headings of the various Articles and Sections of this Agreement are for convenience of reference only and shall not define, limit or otherwise affect any of the terms or provisions hereof. Unless the context otherwise expressly requires, all references herein to Articles, Sections and Exhibits are to Articles and Sections of, and Exhibits to, this Agreement. The words "herein," "hereunder" and "hereof" and words of similar import refer to this Agreement as a whole and not to any particular Section or provision. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation".

                  XII.8 Gender. Whenever the pronouns "he" or "his" are used herein they shall also be deemed to mean "she" or "hers" or "it" or "its" whenever applicable. Words in the singular shall be read and construed as though in the plural and words in the plural shall be construed as though in the singular in all cases where they would so apply.

                  XII.9 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, by) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance here from and (d) in lieu of such illegal, invalid or unenforceable provision, there will be added automatically as a part of this Agreement a legal, valid and enforceable provision as similar in terms to such illegal, invalid or unenforceable provision as may be possible.

                  XII.10 Governing Laws. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of New York applicable to a contract executed and performed in such State without giving effect to any choice or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

                  XII.11 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY WAIVES ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. EACH OF THE PARTIES HERETO ALSO WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF SUCH PARTY. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS AGREEMENT, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH OF THE PARTIES HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

                  XII.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

                  XII.13 Entire Agreement. This Agreement supersedes all prior discussions and agreements between the parties with respect to the subject matter hereof and contains the sole and entire agreement among the parties hereto with respect to the subject matter hereof.

                       [Signature page to follow]

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                     CHADMOORE WIRELESS GROUP, INC.


                     By:
                        --------------------------
                        Name:
                        Title:


                     RECOVERY EQUITY INVESTORS  II, L.P.
                        By  Recovery Equity Partners II, L.P.,
                        its general partner


                     By:
                        --------------------------
                        Name:   Joseph J. Finn-Egan
                        Title:     General Partner


                     By:
                        --------------------------
                        Name:   Jeffrey A. Lipkin
                        Title:     General Partner



                    [Registration Rights Agreement]

             Form of Registration Rights Joinder Agreement
                       For Permitted Transferees

                                                           Exhibit A to
                                          Registration Rights Agreement

CHADMOORE WIRELESS GROUP, INC.
4720 Polaris Street
Las Vegas, California  89103

Attention:  Chief Executive Officer

Ladies & Gentlemen:

         In consideration of the transfer to the undersigned of [describe security being transferred] of CHADMOORE WIRELESS GROUP,
INC., a Colorado corporation (the "Company"), the undersigned represents that it is a transferee of [insert name of transferor] and agrees that, as of the date written below, [he][she][it] shall become a party to that certain Registration Rights Agreement dated as of
  , 1998, as such agreement may have been amended from time to time (the "Agreement"), between the Company and the persons named therein, and shall be fully bound by, and subject to, all of the covenants, terms and conditions of the Agreement that were applicable to the undersigned's transferor, as though an original party thereto and shall be deemed a REI Stockholder for all purposes thereof.

         Executed as of the       day of         ,      .

                               SIGNATORY:

                                Address:


                                                  ACKNOWLEDGED AND ACCEPTED:

                                                  CHADMOORE WIRELESS GROUP, INC.



                                                  By:
                                                     --------------------------
                                                  Name:
                                                  Title:

                           TABLE OF CONTENTS
                                                                          Page

ARTICLE I  DEFINITIONS......................................................2
                    1.1    Definitions......................................2

ARTICLE II  DEMAND REGISTRATIONS............................................4
                    2.1    Requests for Registration........................4
                    2.2    Long-Form Registrations..........................5
                    2.3    Short-Form Registrations.........................5
                    2.4    Effective Registration Statement.................5
                    2.5    Priority on Demand Registrations.................6
                    2.6    Selection of Underwriters........................7
                    2.7    Other Registration Rights........................7
                    2.8    Additional Shelf Registration....................7

ARTICLE III  PIGGYBACK REGISTRATIONS........................................8
                    3.1    Right to Piggyback...............................8
                    3.2    Piggyback Expenses...............................8
                    3.3    Priority on Primary Registrations................8
                    3.4    Priority on Secondary Registrations..............9

ARTICLE IV  OTHER REGISTRATIONS.............................................9
                    4.1    Other Registrations..............................9

ARTICLE V  HOLDBACK AGREEMENTS..............................................9
                    5.1    Holdback.........................................9
                    5.2    Company Holdback................................10

ARTICLE VI  REGISTRATION PROCEDURES........................................10
                    6.1    Registration Procedures.........................10

ARTICLE VII  REGISTRATION EXPENSES.........................................14
                    7.1    Fees Generally..................................14
                    7.2    Counsel Fees....................................15

ARTICLE VIII  UNDERWRITTEN OFFERINGS.......................................15
                    8.1    Demand Underwritten Offerings...................15
                    8.2    Incidental Underwritten Offerings...............15

ARTICLE IX  INDEMNIFICATION................................................16
                    9.1    Indemnification by the Company..................16
                    9.2    Indemnification by a Selling Stockholder........17
                    9.3    Indemnification Procedure.......................17

                    9.4    Underwriting Agreement..........................18
                    9.5    Contribution....................................19
                    9.6    Periodic Payments...............................20

ARTICLE X  RULE 144........................................................20
                    10.1   Rule 144........................................20

ARTICLE XI  PARTICIPATION IN UNDERWRITTEN REGISTRATIONS....................20
                    11.1   Participation in Underwritten Registrations.....20

ARTICLE XI  MISCELLANEOUS..................................................20
                    12.1   No Inconsistent Agreements......................20
                    12.2   Adjustments Affecting Registrable Securities....21
                    12.3   Specific Performance............................21
                    12.4   Actions Taken; Amendments and Waivers...........21
                    12.5   Successors and Assigns..........................21
                    12.6   Notices.........................................21
                    12.7   Headings; Certain Conventions...................23
                    12.8   Gender..........................................23
                    12.9   Invalid Provisions..............................23
                    12.10  Governing Law...................................23
                    12.11  Waiver of Jury Trial............................23
                    12.12  Counterparts....................................24
                    12.13  Entire Agreement................................24

Exhibit A           Form of Registration Rights Joinder Agreement
Exhibit B           Other Piggyback Holders